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                                                                    Exhibit 10.4


                       EGAIN COMMUNICATIONS CORPORATION

                       1999 EMPLOYEE STOCK PURCHASE PLAN
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                               TABLE OF CONTENTS

                                                                        Page
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Section 1.    Establishment of the Plan ................................. 1
Section 2.    Definitions ............................................... 1
Section 3.    Shares Authorized ......................................... 2
Section 4.    Administration ............................................ 2
Section 5.    Eligibility and Participation ............................. 2
Section 6.    Participation Periods ..................................... 3
Section 7.    Purchase Price ............................................ 3
Section 8.    Employee Contributions .................................... 3
Section 9.    Plan Accounts; Purchase of Shares ......................... 4
Section 10.   Withdrawal From the Plan .................................. 4
Section 11.   Effect of Termination of Employment or Death .............. 5
Section 12.   Rights Not Transferable ................................... 5
Section 13.   Recapitalization, Etc ..................................... 5
Section 14.   Limitation on Stock Ownership ............................. 6
Section 15.   No Rights as an Employee .................................. 6
Section 16.   Rights as a Shareholder ................................... 6
Section 17.   Use of Funds .............................................. 6
Section 18.   Amendment or Termination of the Plan ...................... 6
Section 19.   Governing Law ............................................. 6

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                       EGAIN COMMUNICATIONS CORPORATION

                       1999 EMPLOYEE STOCK PURCHASE PLAN

Section 1.  Establishment of the Plan.
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     The eGain Communications Corporation 1999 Employee Stock Purchase Plan (the
"Plan") is hereby established to provide Eligible Employees with an opportunity to purchase the Company's Common Stock so that they may increase their equity interest in and share in the success of the Company. The Plan, which provides for the purchase of stock through payroll withholding, is intended to qualify under Section 423 of the Code.

Section 2.  Definitions.
------------------------

     (a) "Board of Directors" or "Board" means the Board of Directors of the Company.

     (b)  "Code" means the Internal Revenue Code of 1986, as amended.

     (c) "Company" means EGain Communications Corporation, a Delaware corporation.

     (d) "Compensation" means the base compensation paid to a Participant during a Participation Period in cash or in kind, excluding overtime, commissions, shift differentials and other forms of compensation for work outside the regular work schedule.

     (e)  "Date of Participation" means the first day of a Participation Period.

     (f) "Eligible Employee" means any Employee of a Participating Company (i) whose customary employment is for at least five months per calendar year and for more than 20 hours per week and (ii) who is an Employee at the commencement of a Participation Period.

     (g)  "Employee" means any common-law employee of a Participating Company.

     (h) "Fair Market Value" shall mean the market price of the Common Stock, determined by the Committee as follows:

          (i) If the Common Stock was traded on The Nasdaq National Market on the date in question, then the Fair Market Value shall be equal to the last-transaction price quoted for such date by The Nasdaq National Market;

          (ii) If the Common Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; or

          (iii) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

     (i) Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in the Wall Street Journal or as reported directly to the Company

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by Nasdaq or a stock exchange. Such determination shall be conclusive and binding on all persons.

     (j) "Participant" means an Eligible Employee who elects to participate in the Plan, as provided in Section 5 hereof.

     (k) "Participating Company" means the Company and such present or future Subsidiaries of the Company as the Board of Directors shall from time to time designate.

     (l) "Participation Period" means a period during which contributions may be made toward the purchase of Stock under the Plan, as determined pursuant to
Section 6.

     (m) "Plan Account" means the account established for each Participant pursuant to Section 9(a).

     (n) "Purchase Price" means the price at which Participants may purchase Stock under Section 5 of the Plan, as determined pursuant to Section 7.

     (o)  "Stock" means the Common Stock of the Company.

     (p) "Subsidiary" means a subsidiary corporation as defined in Section 424 of the Code.

Section 3.  Shares Authorized.
------------------------------

     The maximum aggregate number of shares which may be offered under the Plan shall be 750,000 shares of Stock, which number is subject to adjustment as provided in Section 13 hereof.

Section 4.  Administration.
---------------------------

     (a) The Plan shall be administered by a Plan Administrator appointed by the Board of Directors. In the absence of such an appointment, the full Board of Directors shall serve as the Plan Administrator. The interpretation and construction by the Plan Administrator of any provision of the Plan or of any right to purchase stock qualified hereunder shall be conclusive and binding on all persons.

     (b) All costs and expenses incurred in administering the Plan shall be paid by the Company. The Board or the Plan Administrator may request advice for assistance or employ such other persons as are necessary for proper administration of the Plan. A Participant who withdraws from the Plan in accordance with Section 10 may again become a Participant, if he or she then is an Eligible Employee, by following the procedure described in Section 5(a).

Section 5.  Eligibility and Participation.
------------------------------------------

     (a) Any person who qualifies or will qualify as an Eligible Employee on the Date of Participation with respect to a Participation Period may elect to participate in the Plan for such Participation Period. An Eligible Employee may elect to participate by executing the participation agreement prescribed for such purpose by the Plan Administrator. The participation

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agreement shall be filed with the Plan Administrator no later than the deadline stated on the participation agreement, and if none is stated, then no later than the first day of the Participation Period. The Eligible Employee shall designate on the participation agreement the percentage of his or her Compensation which he or she elects to have withheld for the purchase of Stock, which may be any whole percentage of the Participant's Compensation or fixed dollar amount specified by the Plan Administrator.

     (b) By enrolling in the Plan, a Participant shall be deemed to have elected to purchase the maximum number of whole shares of Stock which can be purchased with the amount of the Participant's Compensation which is withheld during the Participation Period, subject to any limitations imposed by the Plan Administrator pursuant to Section 6, and/or Section 14.

     (c) Once enrolled, a Participant will continue to participate in the Plan for each succeeding Participation Period until he or she terminates participation or ceases to qualify as an Eligible Employee. A Participant who withdraws from the Plan in accordance with Section 10 may again become a Participant, if he or she then is an Eligible Employee, by following the procedure described in Section 5(a).

Section 6.  Participation Periods.
----------------------------------

     The Plan shall be implemented by one or more Participation Periods of not more than twenty-seven (27) months each. The Plan Administrator shall determine the commencement date and duration of each Participation Period, the purchase dates that may occur during a Purchase Period and the maximum number of shares that may be purchased by a Participant during the Participation Period.

Section 7.  Purchase Price.
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     The Purchase Price for each share of Stock shall be the lesser of (i)
eighty-five percent (85%) of the Fair Market Value on the Date of Participation or (ii) eighty-five percent (85%) of the Fair Market Value on the date shares are purchased.

Section 8.  Employee Contributions.
-----------------------------------

     A Participant may purchase shares of Stock solely by means of payroll deductions. Payroll deductions, as designated by the Participant pursuant to
Section 5(a), shall commence with the first paycheck issued during the Participation Period and shall be deducted from each subsequent paycheck throughout the Participation Period. If a Participant desires to decrease the rate of payroll withholding during the Participation Period, he or she may do so, if permitted by the Plan Administrator, by filing a new participation agreement with the Plan Administrator. Such decrease will be effective as of the date prescribed by the Company following the receipt of the new participation agreement. If a Participant desires to increase the rate of payroll withholding, he or she may do so effective for the next Participation Period by filing a new participation agreement with the Plan Administrator on or before the date specified by the Plan Administrator, and if none is stated, then no later than the first day of the Participation Period for which such change is to be effective.

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Section 9.  Plan Accounts; Purchase of Shares.
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     (a)  The Company will maintain a Plan Account on its books in the name of each Participant. At the close of each pay period, the amount deducted from the Participant's Compensation will be credited to the Participant's Plan Account.

     (b) As of the last day of each Participation Period, the amount then in the Participant's Plan Account will be divided by the Purchase Price, and the number of whole shares which results (subject to the limitations described herein) shall be purchased from the Company with the funds in the Participant's Plan Account. Following the purchase of the shares, the shares will be electronically delivered to a brokerage account for the benefit of the Participant, unless the Participant elects that certificates for the shares shall be delivered to the Participant as provided in the election form prescribed by the Company.

     (c) In the event that the aggregate number of shares which all Participants elect to purchase during a Participation Period shall exceed the number of shares remaining available for issuance under the Plan, then the number of shares to which each Participant shall become entitled shall be determined by multiplying the number of shares available for issuance by a fraction the numerator of which is the sum of the number of shares the Participant has elected to purchase pursuant to Section 5, and the denominator of which is the sum of the number of shares which all employees have elected to purchase pursuant to Section 5. Any cash amount remaining in the Participant's Plan Account under these circumstances shall be refunded to the Participant.

     (d) Any amount remaining in the Participant's Plan Account caused by a surplus due to fractional shares after deducting the amount of the Purchase Price for the number of whole shares issued to the Participant shall be carried over in the Participant's Plan Account for the succeeding Participation Period, without interest. Any amount remaining in the Participant's Plan Account caused by anything other than a surplus due to fractional shares shall be refunded to the Participant in cash, without interest.

     (e) As soon as practicable following the end of each Participation Period, the Company shall deliver to each Participant a Plan Account statement setting forth the amount of payroll deductions, the purchase price, the number of shares purchased and the remaining cash balance, if any.

Section 10.  Withdrawal From the Plan.
--------------------------------------

     A Participant may elect to withdraw from participation under the Plan at any time up to the last day of a Participation Period by filing the prescribed form with the Plan Administrator. As soon as practicable after a withdrawal, payroll deductions shall cease and all amounts credited to the Participant's Plan Account will be refunded in cash, without interest. A Participant who has withdrawn from the Plan shall not be a Participant in future Participation Periods, unless he or she again enrolls in accordance with the provisions of
Section 5.

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Section 11.  Effect of Termination of Employment or Death.
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     (a)  Termination of employment as an Eligible Employee for any reason, including death, shall be treated as an automatic withdrawal from the Plan under
Section 10. A transfer from one Participating Company to another shall not be treated as a termination of employment.

     (b) A Participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant's Account under the Plan in the event of such Participant's death subsequent to the purchase of shares but prior to delivery to him of such shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's Account under the Plan in the event of such Participant's death prior to the last day of a Participation Period.

     (c) Such designation of beneficiary may be changed by the Participant at any time by written notice. In the event of the death of a Participant in the absence of a valid designation of a beneficiary who is living at the time of such Participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant; or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant; or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

Section 12.  Rights Not Transferable.
-------------------------------------

     The rights or interests of any Participant in the Plan, or in any Stock or moneys to which he or she may be entitled under the Plan, shall not be transferable by voluntary or involuntary assignment or by operation of law, or by any other manner other than as permitted by the Code or by will or the laws of descent and distribution. If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interest under the Plan, other than as permitted by the Code or by will or the laws of descent and distribution, such act shall be treated as an automatic withdrawal under Section 10.

Section 13.  Recapitalization, Etc.
-----------------------------------

     (a) The aggregate number of shares of Stock offered under the Plan, the number and price of shares which any Participant has elected to purchase pursuant to Section 5 and the maximum number of shares which a Participant may elect to purchase under the Plan in any Participation Period shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares effected without receipt of consideration by the Company.

     (b) Immediately prior to the effective time of a Corporate Reorganization, the Participation Period then in progress shall terminate and shares shall be purchased pursuant to Section 9, unless the Plan is assumed by the surviving corporation or its parent corporation pursuant to the plan of merger or consolidation. "Corporate Reorganization" means: (i) the consummation of a merger or consolidation of the Company with or into another entity, or any other corporate reorganization; or (ii) the sale, transfer or other disposition of all or substantially

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all of the Company's assets or the complete liquidation or dissolution of the
Company. The Plan shall in no event be construed to restrict in any way the Company's right to undertake a dissolution, liquidation, merger, consolidation or other reorganization.

Section 14.  Limitation on Stock Ownership.
-------------------------------------------

     Notwithstanding any provision herein to the contrary, no Participant shall be permitted to elect to participate in the Plan (i) if such Participant, immediately after his or her election to participate, would own stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any parent or Subsidiary of the Company, or
(ii) if under the terms of the Plan the rights of the Employee to purchase Stock under this Plan and all other qualified employee stock purchase plans of the Company or its Subsidiaries would accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of the Fair Market Value of such Stock (determined at the time such right is granted) for each calendar year for which such right is outstanding at any time. For purposes of this Section 14, ownership of stock shall be determined by the attribution rules of Section 424(d) of the Code, and Participants shall be considered to own any stock which they have a right to purchase under this or any other stock plan.

Section 15.  No Rights as an Employee.
--------------------------------------

     Nothing in the Plan shall be construed to give any person the right to remain in the employ of a Participating Company. Each Participating Company reserves the right to terminate the employment of any person at any time and for any reason.

Section 16.  Rights as a Shareholder.
-------------------------------------

     A Participant shall have no rights as a shareholder with respect to any shares he or she may have a right to purchase under the Plan until the date such shares are actually purchased for the Participant's account, subject to the shareholders' approval of the adoption of the Plan.

Section 17.  Use of Funds.
--------------------------

     All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions in separate accounts.

Section 18.  Amendment or Termination of the Plan.
--------------------------------------------------

     The Board of Directors shall have the right to amend, modify or terminate the Plan at any time without notice. An amendment of the Plan shall be subject to shareholder approval only to the extent required by applicable laws, regulations or rules.

Section 19.  Governing Law.
---------------------------

     The Plan shall be governed by, and construed and interpreted in accordance with, the laws of the State of California.

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